UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1 Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Public Offering

On January 31, 2025, DIH Holding US, Inc. (the “Company”) priced a best-efforts public offering (the “Offering”) of 5,937,100 common units, each consisting of one share of Class A common stock, par value $0.0001 per share (“Common Stock”) and one Class A warrant (“Class A Warrant”) to purchase one share of Common Stock at a purchase price of $0.7832 per unit.

The Class A Warrants have an exercise price of $0.7832 per share, will be immediately exercisable upon closing and will expire on February 3, 2030. The exercise price of the Class A Warrants is subject to adjustment for stock splits, reverse splits, and similar capital transactions as described in such Warrants.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors on January 31, 2025.

In connection with the Offering, on January 31, 2025, the Company also entered into a placement agency agreement (the “Placement Agreement”) pursuant to which Maxim Group LLC (the “Placement Agent”) is serving as the exclusive placement agent in connection with the Offering. Upon closing, the Company will pay the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised at the closing of the Offering, or 3.5% for any investors the Company introduced to the Placement Agent, and reimbursement of certain expenses and legal fees in the amount of $125,000.

Pursuant to the Placement Agreement, for a period of 12 months after the closing of the Offering, if the Company completes any financing of equity, equity-linked, convertible or debt or other capital raising activity with, or receives any proceeds from, any of the investors contacted or introduced by the Placement Agent during the term of the engagement agreement, then the Company will pay the Placement Agent upon the closing of such financing or receipt of such proceeds a commission as described herein, in each case only with respect to the portion of such financing received from such investors.

The Company has agreed for a period of 90 days after the closing of the Offering (the “Company Lock-Up”) and each of its directors, executive officers and holders of 5% or more of the Company’s outstanding shares of common stock have agreed for a period of six (6) months after the Offering is complete (the “D&O Lock-Ups”), subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of common stock or other securities convertible into or exercisable or exchangeable for common stock without the prior written consent of the Placement Agent in the case of the D&O Lock-Ups or the written consent of the Placement Agent and requisite number of investors in the Offering in the case of the Company Lock-Up, subject to certain exceptions. The Company has also agreed not to effect or enter into an agreement to effect any issuance of common stock or common stock equivalents involving a Variable Rate Transaction, as defined in the Purchase Agreement, for a period of up to six (6) months following the closing of the Offering.

On February 3, 2025, the Offering was closed. The net proceeds from the Offering after payment of placement agent fees and other expenses of the Offering were approximately $3.9 million. The Company currently intends on using the net proceeds for capital expenditures related to its business and for working capital and general corporate purposes.

In connection with the Offering, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”) with Continental Stock Transfer & Trust Company (“Continental”) as of February 3, 2025 pursuant to which Continental agreed to act as warrant agent with respect to the Class A Warrants.

The shares of Common Stock, the Class A Warrants described above and the underlying shares of Common Stock were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-283853), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 31, 2025.

The foregoing summaries of the Purchase Agreement, the Placement Agreement, the Class A Warrants and the Warrant Agency Agreement do not purport to be complete and are qualified in their entirety by the forms of such documents, which are filed as Exhibits 10.1, 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (the “Report”).

Forward-Looking Statements and Disclaimer

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words like “believe,” “may,” and “will,” or the negative thereof or other variations thereon or comparable terminology, are used to identify forward-looking statements, although not all forward-looking statements contain these words. Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Placement Agency Agreement dated January 31, 2025
4.1	Form of Class A Warrant dated February 3, 2025
4.2	Warrant Agency Agreement dated as of February 3, 2025 between the Company and Continental Stock Transfer & Trust Company
10.1	Securities Purchase Agreement dated January 31, 2025
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date:	February 4, 2025	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman